UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2005 (September 7, 2005)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On September 7, 2005, National Penn Bancshares, Inc. (“NPB”) sent an e-mail to all of its employees announcing that it had entered into a definitive agreement (the “Agreement”) with Nittany Financial Corporation (“NFC”), which provides for the merger of NFC with and into NPB, with NPB surviving the merger (the “Merger”). (Please see NPB’s Current Report on Form 8-K, dated September 6, 2005, and filed with the Securities and Exchange Commission on September 7, 2005.) The text of this e-mail is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On September 7, 2005, at 2:00 p.m. EDT, NPB is holding a webcast to present information on the signing of the Agreement and the Merger. The text of this webcast is filed as Exhibit 99.2 to this report and is incorporated herein by reference. The slide presentation which accompanied the text of this webcast is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K, including the exhibits hereto, contains forward-looking information about NPB and the combined operations of NPB and NFC after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "project," “pro forma,” "plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries.

NPB’s businesses and operations, as well as the combined business and operations of NPB and NFC following the completion of the transactions described in the release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: (1) ineffectiveness of their business strategy due to changes in current or future market conditions, (2) the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services, (3) interest rate movements, (4) deteriorating economic conditions, (5) risks inherent in transactions of this sort, such as the failure to achieve merger-related synergies, technology and integration issues, and potential difficulties in establishing and maintaining operations in new markets, (6) volatility in the securities markets, and (7) those risks, factors and uncertainties identified in National Penn

Bancshares’ Current Report on Form 8-K, dated September 6, 2005, and filed with the United States Securities and Exchange Commission ("SEC") on September 7, 2005. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in NPB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as well as in the materials to be filed with the Securities and Exchange Commission. See “Additional Information” below. NPB makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. NPB cautions readers not to place undue reliance on these statements.

Additional Information

NPB intends to file a registration statement on Form S-4 in connection with the transaction, and NFC intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction. Investors and security holders of NFC are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about NPB, NFC, and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from NPB or NFC. You may direct such a request to either of the following persons:

Sandra L. Spayd	David Z. Richards Jr.
Corporate Secretary	President and CEO
National Penn Bancshares, Inc.	Nittany Financial Corporation
Philadelphia and Reading Avenues	116 East College Ave
Boyertown, PA 19512	State College, PA 16801
(610) 369-6202	(814) 238-5724

NPB, NFC and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of NFC in favor of the transaction. Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.

In addition to the registration statement on Form S-4 to be filed by NPB in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of NFC in connection with the transaction, each of NPB and NFC file annual, quarterly and current reports, proxy and information statements and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by NPB and NFC with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from NPB or NFC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Text of e-mail sent to National Penn Bancshares, Inc. employees on September 7, 2005.
99.2	Presentation text of the National Penn Bancshares, Inc. Webcast conducted on September 7, 2005.
99.3	Slide Presentation for the National Penn Bancshares, Inc. Webcast conducted on September 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	September 7, 2005	By:	/s/ Wayne R. Weidner
Name: Wayne R. Weidner
Title: Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of e-mail sent to National Penn Bancshares, Inc. employees on September 7, 2005.
99.2	Presentation text of the National Penn Bancshares, Inc. Webcast conducted on September 7, 2005.
99.3	Slide Presentation for the National Penn Bancshares, Inc. Webcast conducted on September 7, 2005.